AMENDED AND RESTATED SCHEDULE A TO THE AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION AGREEMENT BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC DATED JULY 2, 2018

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of March 1, 2019:

Name of Fund	Annual Supervision and Admin Fee	Date Fund Approved by Board	Effective Date of Investment Advisory Agreement	Date Fund Commenced Operations
Global X FTSE Nordic Region ETF	0.50%	September 26, 2008	July 2, 2018	August 17, 2009
Global X MSCI Norway ETF	0.50%	October 2, 2009	July 2, 2018	November 9, 2010
Global X MSCI Argentina ETF	0.59%*	December 5, 2008	July 2, 2018	March 2, 2011
Global X MSCI Colombia ETF	0.61%*	December 5, 2008	July 6, 2018	February 5, 2009
Global X MSCI Pakistan ETF	0.68%*	October 2, 2009	July 2, 2018	April 22, 2015
Global X Emerging Africa ETF	0.63%*	October 2, 2009	July 2, 2018
Global X China Consumer ETF	0.65%	October 2, 2009	July 2, 2018	November 30, 2009
Global X China Energy ETF	0.65%	October 2, 2009	July 2, 2018	December 15, 2009
Global X China Financials ETF	0.65%	October 2, 2009	July 2, 2018	December 10, 2009
Global X China Industrials ETF	0.65%	October 2, 2009	July 2, 2018	November 30, 2009
Global X China Materials ETF	0.65%	October 2, 2009	July 2, 2018	January 12, 2010
Global X NASDAQ China Technology ETF	0.65%	October 2, 2009	August 3, 2018	December 8, 2009
Global X Copper Miners ETF	0.65%	March 26, 2010	July 20, 2018	April 19, 2010
Global X Silver Miners ETF	0.65%	March 26, 2010	July 2, 2018	April 19, 2010
Global X China Mid Cap ETF	0.65%	June 4, 2010	July 2, 2018
Global X Lithium & Battery Tech ETF	0.75%	June 4, 2010	August 10, 2018	July 22, 2010
Global X Uranium ETF	0.69%	June 4, 2010	July 13, 2018	November 4, 2010
Global X Gold Explorers ETF	0.65%	August 27, 2010	July 2, 2018	November 3, 2010
Global X Next Emerging & Frontier ETF	0.49%*	November 17, 2010	July 27, 2018	November 6, 2013
Global X FTSE Southeast Asia ETF	0.65%	November 17, 2010	July 2, 2018	February 16, 2011
Global X Fertilizers/Potash ETF	0.69%	February 25, 2011	July 27, 2018	May 25, 2011
Global X SuperDividend® ETF	0.58%	February 25, 2011	July 2, 2018	June 8, 2011
Global X MLP ETF	0.45%	May 11, 2011	July 2, 2018	April 18, 2012
Global X MLP Natural Gas ETF	0.58%	May 11, 2011	July 2, 2018
Global X MSCI Portugal ETF	0.55%*	August 19, 2011	July 2, 2018	November 12, 2013
Global X FTSE Ukraine Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X MSCI Greece ETF	0.55%*	August 19, 2011	July 2, 2018	December 7, 2011
Global X Hungary Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Luxembourg ETF	0.55%*	August 19, 2011	July 2, 2018
Global X FTSE Morocco 20 Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Czech Republic Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Slovakia Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Kuwait ETF	0.68%*	August 19, 2011	July 2, 2018
Global X MSCI Nigeria ETF	0.68%*	August 19, 2011	July 2, 2018	April 2, 2013
Global X FTSE Bangladesh Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X FTSE Sri Lanka Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Kazakhstan Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X FTSE Frontier Markets ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Central America Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Central and Northern Europe ETF	0.55%*	August 19, 2011	July 2, 2018
Global X Southern Europe ETF	0.55%*	August 19, 2011	July 2, 2018
Global X Eastern Europe ETF	0.68%*	August 19, 2011	July 2, 2018
Global X Sub-Saharan Africa Index ETF	0.68%*	August 19, 2011	July 2, 2018
Global X FTSE Toll Roads & Ports ETF	0.65%	August 19, 2011	July 2, 2018
Global X FTSE Railroads ETF	0.65%	August 19, 2011	July 2, 2018
Global X Land ETF	0.65%	August 19, 2011	July 2, 2018
Global X Cement ETF	0.69%	August 19, 2011	July 2, 2018
Global X Advanced Materials ETF	0.69%	August 19, 2011	July 2, 2018
Global X Social Media ETF	0.65%	August 19, 2011	July 2, 2018	November 14, 2011
Global X SuperIncome™ Preferred ETF	0.58%	February 24, 2012	July 2, 2018	July 16, 2012
Global X SuperDividend® REIT ETF	0.58%	February 24, 2012	July 2, 2018	March 16, 2015
Global X Risk Parity ETF	0.58%	February 24, 2012	July 2, 2018
Global X Guru® Index ETF	0.75%	May 25, 2012	July 27, 2018	June 4, 2012
Global X SuperDividend® U.S. ETF	0.45%	November 16, 2012	July 2, 2018	March 11, 2013
Global X MLP & Energy Infrastructure ETF	0.45%	February 22, 2013	July 2, 2018	August 6, 2013
Global X | JPMorgan Efficiente Index ETF	0.69%	September 5, 2014	July 2, 2018	October 22, 2014
Global X | JPMorgan US Sector Rotator Index ETF	0.69%	September 5, 2014	July 2, 2018	October 22, 2014
Global X MSCI SuperDividend® Emerging Markets ETF	0.65%	November 14, 2014	July 2, 2018	March 16, 2015
Global X SuperDividend® Alternatives ETF	0.75%	March 10, 2015	July 2, 2018	July 13, 2015
Global X Scientific Beta US ETF	0.19%	March 10, 2015	July 2, 2018	May 12, 2015
Global X Scientific Beta Europe ETF	0.38%	March 10, 2015	July 2, 2018	May 12, 2015
Global X Scientific Beta Asia ex-Japan ETF	0.38%	March 10, 2015	July 2, 2018	May 12, 2015
Global X Scientific Beta Japan ETF	0.38%	March 10, 2015	July 27, 2018	May 12, 2015
Global X Scientific Beta Developed Markets ex-US ETF	0.38%	March 10, 2015	July 2, 2018
Global X YieldCo Index ETF	0.65%	April 21, 2015	July 2, 2018	May 27, 2015
Global X S&P 500® Catholic Values ETF	0.29%	May 29, 2015	July 2, 2018	April 18, 2016
Global X Internet of Things ETF	0.68%	November 13, 2015	July 2, 2018	September 12, 2016
Global X Health & Wellness Thematic ETF	0.68%	November 13, 2015	July 2, 2018	May 9, 2016
Global X FinTech ETF	0.68%	November 13, 2015	July 2, 2018	September 12, 2016
Global X Conscious Companies ETF	0.43%	November 13, 2015	July 2, 2018	July 11, 2016
Global X Education Thematic ETF	0.68%	February 26, 2016	July 2, 2018
Global X Robotics & Artificial Intelligence ETF	0.68%	February 26, 2016	July 2, 2018	September 12, 2016
Global X Longevity Thematic ETF	0.68%	February 26, 2016	July 2, 2018	May 9, 2016
Global X Millennials Thematic ETF	0.68%	February 26, 2016	July 27, 2018	May 4, 2016
Global X Scientific Beta Emerging Markets ETF	0.45%	April 19, 2016	July 2, 2018
Global X MSCI SuperDividend® EAFE ETF	0.55%	September 9, 2016	July 2, 2018	November 14, 2016
Global X Founder-Run Companies ETF	0.65%	September 9, 2016	July 2, 2018	February 13, 2017
Global X U.S. Infrastructure Development ETF	0.58%	February 24, 2017	July 2, 2018	March 6, 2017
Global X U.S. Preferred ETF	0.23%	February 24, 2017	July 2, 2018	September 11, 2017
Global X Future Analytics Tech ETF	0.68%	February 23, 2018	July 2, 2018	May 11, 2018
Global X Autonomous & Electric Vehicles ETF	0.68%	February 23, 2018	July 2, 2018	April 13, 2018
Global X TargetIncomeTM 5 ETF	0.39%	February 23, 2018	July 27, 2018	July 27, 2018
Global X TargetIncomeTM Plus 2 ETF	0.39%	February 23, 2018	July 27, 2018	July 27, 2018
Global X S&P 500® Quality Dividend ETF	0.35%	May 23, 2018	July 13, 2018	July 13, 2018
Global X Augmented & Virtual Reality ETF	0.68%	May 23, 2018
Global X E-commerce ETF	0.68%	May 23, 2018	November 27, 2018	November 27, 2018
Global X Genomics ETF	0.68%	May 23, 2018
Global X Adaptive U.S. Factor ETF	0.27%	May 23, 2018	August 24, 2018	August 24, 2018
Global X MSCI China Consumer Staples ETF	0.65%	September 13, 2018	December 7, 2018	December 7, 2018
Global X MSCI China Real Estate ETF	0.65%	September 13, 2018	December 7, 2018	December 7, 2018
Global X MSCI China Health Care ETF	0.65%	September 13, 2018	December 7, 2018	December 7, 2018
Global X MSCI China Utilities ETF	0.65%	September 13, 2018	December 7, 2018	December 7, 2018
Global X MSCI China Information Technology ETF	0.65%	September 13, 2018	December 7, 2018	December 7, 2018
Global X MSCI China Large-Cap 50 ETF	0.29%	September 13, 2018	December 7, 2018	December 7, 2018
Global X DAX Germany ETF	0.45%	September 13, 2018	December 24, 2018	December 24, 2018
Global X NASDAQ 100 Covered Call ETF	0.60%	September 13, 2018	December 24, 2018	December 24, 2018
Global X S&P 500 Covered Call ETF	0.65%	September 13, 2018	December 24, 2018	December 24, 2018
Global X Cloud Computing ETF	0.68%	November 13, 2018
Global X Russell 2000 Covered Call ETF	0.60%	November 13, 2018

*	Asset-based custody fees are not included in the annual Supervision and Administration fee. Asset-based custody fees will be borne by the respective fund.
[SIGNATURES TO FOLLOW]

GLOBAL X FUNDS

By: /s/ Lisa K. Whittaker
Title: Secretary

GLOBAL X MANAGEMENT COMPANY LLC

By: /s/ Lisa K. Whittaker
Title: General Counsel